                                                                  Exhibit 10.1

PORTIONS OF THIS EXHIBIT INDICATED BY "******" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION


                AMENDMENT TO SHARE AND ASSET PURCHASE AGREEMENT

         THIS AMENDMENT TO SHARE AND ASSET PURCHASE AGREEMENT (this "Amendment"), dated as of August 22, 2006, is entered into by and between
 ---------
SOLUTIA EUROPE S.A./N.V., a Belgian corporation (societe anonyme/naamloze vennootschap) (the "Seller") and DISHMAN PHARMACEUTICALS & CHEMICALS LIMITED,
                    ------
a company organized under the laws of the Republic of India (the "Buyer").
                                                                  -----

         WHEREAS, the Seller and the Buyer have entered into that certain Share and Asset Purchase Agreement dated as of May 23, 2006 (the "Purchase
                                                                  --------
Agreement") pursuant to which the Buyer has agreed to purchase the outstanding
---------
shares of capital stock of Amcis AG ("Amcis") and CarboGen AG ("CarboGen") and
                                      -----                     --------
certain other assets of the Seller and its Affiliates;

         WHEREAS, as contemplated in Section 5.4(e) of the Purchase Agreement CarboGen merged into Amcis with the surviving entity being CARBOGEN AMCIS AG; and

         WHEREAS, the parties hereto desire to amend the Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises, and the covenants, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted; the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition
            -----------
shall have their respective meanings assigned in the Purchase Agreement.

         2. NEW DEFINITIONS. Section 1.1 of the Purchase Agreement is hereby
            ---------------
amended by adding the following new definitions in their proper alphabetical order:

                           "CarboGen Amcis" means CARBOGEN AMCIS AG, a company
                            --------------
                  organized under the laws of Switzerland and a successor-in-interest (by merger) to CarboGen and Amcis.

                           "Effective Time" means 00:01 a.m. on August 1, 2006
                            --------------
                  in Brussels, Belgium.

                           "Interim Period" means a period commencing at the
                            --------------
                  Effective Time and ending at the Closing Time.

                           "Reimbursement Costs" means the following (without
                            -------------------
                  duplication):

                                    (i)      all liabilities incurred with
                                             respect to any Transferred
                                             Employee, any person who would
                                             have been a Transferred Employee
                                             if the Closing had occurred at
                                             the Effective Time and Specified
                                             Employee who is employed after
                                             the Effective Time (collectively,
                                             the "Employees"), such
                                                  ---------
                                             liabilities to include, without
                                             limitation, salary and
                                             other cash compensation, income
                                             and employment tax withholdings,
                                             the cost of all employee benefits
                                             (including, without limitation,
                                             matching and other employer
                                             contributions to any retirement
                                             plan, severance benefits, the
                                             costs of providing health and
                                             other welfare benefits, and
                                             fringe benefits), automobile
                                             allowances, business expenses
                                             (including travel expenses),
                                             liabilities incurred under any
                                             labor or employment law, workers'
                                             compensation costs, and the
                                             proportional share of office
                                             expenses (as reasonably
                                             determined by the Seller), in
                                             each case incurred by Seller or
                                             any of its Affiliates (other than
                                             CarboGen Amcis) with respect to
                                             the Employees with respect to the
                                             Interim Period;

                                    (ii)     the aggregate amount to be paid
                                             by Seller and its affiliates
                                             (other than CarboGen Amcis)
                                             pursuant to Section 5.11(h);

                                    (iii)    the aggregate amount of the Fees
                                             (as defined in the Transition
                                             Services Agreement) that would
                                             have been payable pursuant to the
                                             Transition Services Agreement
                                             with respect to the Interim
                                             Period had the Seller commenced
                                             provision of Services (as defined
                                             therein) thereunder on August 1,
                                             2006;

                                    (iv)     all amounts paid or payable by
                                             Seller or any of its Affiliates
                                             (other than CarboGen Amcis) with
                                             respect to any Assumed Contract
                                             (including Microsoft Licenses and
                                             licenses with Saratoga, in each
                                             case that are Transferred Assets)
                                             and other Transferred Assets with
                                             respect to the Interim Period;

                                    (v)      $7,155.52, which amount
                                             represents the pro rata amount
                                             paid by Seller and its Affiliates
                                             with respect to licenses pursuant
                                             to certain Oracle License and
                                             Services Agreement between Oracle
                                             Corporate and SOI, dated as of
                                             May 10, 2004 that are Transferred
                                             Assets with respect to the period
                                             from August 1, 2006 through May
                                             12, 2007;

                                    (vi)     a portion of insurance premiums
                                             paid by Seller and its Affiliates
                                             (other than CarboGen Amcis) with
                                             respect to insurance policies
                                             applicable to CarboGen Amcis
                                             during the period from August 1,
                                             2006 through August 22, 2006; and

                                    (vii)    all other expenses (including
                                             capital investment) of the Seller
                                             or any of its Affiliates incurred
                                             with respect to the

                                             Interim Period with respect to
                                             the Shares, the Business, the
                                             Transferred Assets, the US
                                             Business and Employees

                           "****** Specified Employee" means ****** set forth
                            ----------------------
                  in Part II of Schedule 1.5 of the Disclosure Schedule.

                           "UK Specified Employees" means the individuals set
                            ----------------------
                  forth in Part I of Schedule 1.5 of the Disclosure Schedule.

                           "US Business" means the business of SOI consisting
                            -----------
                  solely of the services to be performed by US Business Employees, the employment agreements of such US Business Employees and the assets held by or in the name of SOI set forth in Schedule 1.3 of the Disclosure Schedule.
                           ------------

         3. NEW DEFINITIONAL CROSS REFERENCES. Section 1.2 of the Purchase
            ---------------------------------
Agreement is hereby amended by adding the following cross-references for definitions in their proper alphabetical order:



                  Additional Dividend Amount                                     2.5(b)(i)(A)

                  Cash Dividend Amount                                           5.4(b)

                  CS Loan Agreement                                              5.4(c)

                  Effective Time Cash Balance                                    5.4(b)

                  Employee                                                       1.1

                  Estimated Reimbursement Costs                                  2.4(f)(i)

                  Final Reimbursement Costs                                      2.4(f)(ii)

                  Social Security Payment                                        5.11(a)(iv)

         4. CLOSING TIME. The definition of "Closing Time" in Section 1.1 of
            ------------
the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                           "Closing Time" means 00:01 a.m. on the Closing Date
                            ------------
                  in Brussels, Belgium.


         5. FINAL WORKING CAPITAL STATEMENT. The definition of "Final Working
            -------------------------------
Capital Statement" in Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

                           "Final Working Capital Statement" means the net
                            -------------------------------
                  working capital statement that sets forth the Working Capital as of the Effective Time, prepared by the Seller in accordance with Section 2.4(b) and, in the event of a Notice of

                  Disagreement, as adjusted by agreement of the Buyer and the Seller, or by the Independent Accounting Firm, acting pursuant to Section 2.4(c).

         6. MICROSOFT LICENSES. The definition of "Microsoft Licenses" in
            ------------------
Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

                           "Microsoft Licenses" means the license
                            ------------------
                  confirmations (and the following licenses described therein) held by SOI and its Affiliates pursuant to the Microsoft Enterprise Agreement, Number OIE50326 between SOI and MLSI, GP, dated December 5, 2000, in each case to the extent such licenses are used in the Business: (i) 390 Microsoft Desktop Professional Licenses, (ii) 6 Microsoft Windows Server Licenses, and (iii) 3 Microsoft Exchange Server Enterprise licenses.

         7. PRE-CLOSING WORKING CAPITAL STATEMENT. The definition of
            -------------------------------------
"Pre-Closing Working Capital Statement" in Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

                           "Pre-Closing Working Capital Statement" means the
                            -------------------------------------
                  net working capital statement that sets forth the Seller's estimate of the Working Capital as of the Effective Time, prepared by the Seller in accordance with Section 2.4(a).

         8. WORKING CAPITAL. The definition of "Working Capital" in Section
            ---------------
1.1 of the Purchase Agreement is hereby amended by (i) deleting the word "and" after clause (iii) hereof and (ii) adding the following new clause (v) after clause (iv) thereof:

                  and (v) any payables or accruals in connection with the Social Security Payment by CarboGen Amcis described in the second to last sentence of Section 5.11(a)(vi).

         9. AUSTRALIAN CONTRACTS. The Purchase Agreement is hereby amended by
            --------------------
adding the following new Section 2.2(d) after Section 2.2(c) of the Purchase
Agreement:

                                    (d) notwithstanding the foregoing, the
                  Australian Contracts that are Transferred Assets shall be sold, transferred and assigned to CarboGen Amcis prior to the Closing and CarboGen Amcis shall assume and agree to pay, perform and discharge all Assumed Liabilities with respect to such Transferred Assets. From and after the Closing the Buyer shall cause CarboGen Amcis to pay, perform and discharge such Assumed Liabilities.

         10. SECTION 2.2(b). Section 2.2(b) of the Purchase Agreement is
             --------------
hereby amended and restated as follows:

                                    (b) subject to requirements of Section
                  5.11, the Buyer shall, and shall cause its applicable Affiliates to, assume and shall, and shall cause such Affiliates to, agree to pay, perform and discharge all liabilities and obligations (whether accrued or fixed, absolute or contingent, mature or unmatured or determined or determinable) (the "Liabilities") arising after the
                                      -----------
                  Effective Time
                  with respect to the Transferred Assets, other than (i) with respect to Assumed Contracts that are not employment agreements, liabilities that result from any breach by the Seller or its Affiliates of such Assumed Contracts prior to the Effective Time, and (ii) with respect to Assumed Contracts that are employment agreements, liabilities, if any, retained by the Seller or any of its Affiliates pursuant to Section 5.11 and not required to be indemnified by the Buyer pursuant to Section 6.03 (such Liabilities with respect to the Transferred Assets to be assumed by the Buyer pursuant to this Section 2.2(b), the "Assumed Liabilities");
                                                        -------------------

         11. SECTION 2.4. Section 2.4 of the Purchase Agreement is hereby
             -----------
amended as follows:

                  (a) The heading to Section 2.4 is hereby amended and restated as follows:

                           "Working Capital Adjustment/Reimbursement Costs."
                            ----------------------------------------------

                  (b) Section 2.4(a) of the Purchase Agreement is hereby amended by deleting the reference to "five Business Days" in the first sentence thereof and replacing such reference with a reference to "two Business Days".

                  (c) Section 2.4 of the Purchase Agreement is hereby amended by inserting the following new Section 2.4(f) after the existing
         Section 2.4(e):

                           (f) Reimbursement Costs.
                               -------------------

                                    (i) No later than two Business Days prior
                           to the Closing, the Seller shall prepare and
                           deliver to the Buyer a good faith estimate of the Reimbursement Costs that have not been reimbursed by the Buyer or its Affiliates (including CarboGen Amcis) to Seller or its Affiliates (other than CarboGen Amcis) prior to Closing (the "Estimated
                                                                  ---------
                           Reimbursement Costs").
                           -------------------

                                    (ii) Within thirty (30) days following the
                           Closing Date, the Seller shall deliver to the Buyer an invoice setting forth the actual Reimbursement Costs and documentations reasonably evidencing such Reimbursement Costs that have not been reimbursed by the Buyer or its Affiliates (including CarboGen Amcis) to Seller or its Affiliates (other than CarboGen Amcis) (the "Final Reimbursement Costs").
                                                 -------------------------

                                    (iii) Within seven (7) Business Days after
                           receipt of the Final Reimbursement Costs, the following amounts, if any, shall be paid by wire transfer of U.S. Dollars in immediately available funds to such account or accounts as may be designated in writing by the party hereto entitled to such payment at least five Business Days prior to such payment date:

                                            (A) if the Final Reimbursement
                                    Costs exceed the Estimated Reimbursement
                                    Costs, the Buyer shall pay to the Seller an amount equal to such excess; and

                                            (B) if the Estimated Reimbursement
                                    Costs exceed the Final Reimbursement
                                    Costs, the Seller shall pay to the Buyer an amount equal to such excess.

                                    (iv) All amounts to be paid pursuant to
                           Section 2.4(f)(iii) shall bear interest from the Closing Date to the date of such payment at a rate equal to LIBOR Rate on the date of payment, which interest shall be payable by wire transfer of U.S. Dollars by the party making the payment pursuant to
                           Section 2.4(f)(iii) concurrently with such payment.

                                    (v) In the event there is any dispute
                           between the Seller and the Buyer with respect to the Final Reimbursement Costs and such dispute is not resolved within seven (7) days after the delivery by Seller of the Final Reimbursement Costs pursuant to Section 2.4(f)(ii), such dispute shall be resolved by the Independent Accounting Firm as set forth in Section 2.4(c) as if the amount in dispute was the Final Working Capital Value and payments to be made, if any, pursuant to Section 2.4(f)(iii), notwithstanding any provision to the contrary in Section 2.4(f)(iii), shall be made within three Business Days after the final resolution of all such disputes.

         12. SECTION 2.5(a). Section 2.5(a) of the Purchase Agreement is
             --------------
hereby amended by deleting the words "Gibson, Dunn & Crutcher LLP, 47 Avenue des Perdix, 1410 Waterloo, Brussels, Belgium" and adding the words "Gibson, Dunn & Crutcher LLP, Avenue Louise 480, 1050 Brussels, Belgium, Brussels, Belgium" in lieu thereof.

         13. SECTION 2.5(b)(i). Section 2.5(b)(i) of the Purchase Agreement is
             -----------------
hereby amended and restated in its entirety to read as follows:

                  (i) the Buyer shall deliver to the Seller an amount equal to the sum of the following amounts in immediately available funds in U.S. Dollars by wire transfer to a bank account designated in writing by the Seller to the Buyer at least five Business Days prior to the Closing Date:

                           (A) an amount equal to the Estimated Purchase Price minus $1,330,026 (the "Additional
                                                                 ----------
                                    Dividend Amount");
                                    ---------------

                           (B)      $296,000 as additional purchase price; and

                           (C)      the Estimated Reimbursement Costs.

         14. SECTIONS 2.5(b)(vi) AND (vii). Sections 2.5(b)(vi) and (vii) of
             -----------------------------
the Purchase Agreement are hereby amended and restated in their entirety to read as follows:

                           (vi) the Buyer shall deliver to the Seller
                  evidence, reasonably satisfactory to the Seller, that each of the signatories of the Buyer and each of its relevant Affiliates is authorized to execute, deliver and perform this Agreement and the Ancillary Agreements executed or to be executed by the Buyer or any Affiliate of the Buyer;

                           (vii) the Seller shall deliver to the Buyer
                  evidence, reasonably satisfactory to the Buyer, that each of the relevant Affiliates of the Seller, as applicable, is authorized to execute, deliver and perform this Agreement and the Ancillary Agreements executed or to be executed by the Seller and such Affiliates of the Seller; and

         15. SECTION 2.5(c). Section 2.5(c) of the Purchase Agreement is
             --------------
hereby amended and restated in its entirety to read as follows:

                           (c) The economic benefit (Nutzen) and the risk
                  (Gefahr) with regard to the Shares and the Transferred Assets and the Business shall be for the Buyer as of and after the Effective Time. The Buyer shall assume the Assumed Liabilities on the Closing Date as set forth in Sections 2.2(a) and (b) and (ii) the Buyer shall indemnify the Seller with respect to (i) all liabilities with respect to the Shares, the Business and the US Business with respect to the Interim Period as set forth in Section 6.3(f) and (ii) all Assumed Liabilities.

         16. SECTION 3.20(a). Section 3.20(a) of the Purchase Agreement is
             ---------------
hereby amended by deleting "." at the end of such section and adding the following proviso at the end of thereof:

                  provided, however, that the rights, title and interest of
                  --------  -------
                  Solutia Australia PTY Limited in and to the Australian Contracts that are Transferred Assets will be sold, transferred and assigned to CarboGen Amcis prior to the Closing.

         17. SECTION 5.1. The last paragraph of Section 5.1 is hereby amended
             -----------
by deleting "or" before clause (e), deleting "." at the end of clause (e) and adding the following at the end thereof:

                  and (f) the entry into an amendment to the Specified Employment Agreement of the ****** Specified Employee mutually acceptable to the Buyer, the Seller and the ****** Specified Employee.

                  Notwithstanding any provision to the contrary in this Agreement or any Ancillary Agreement, Seller shall have no liability for breach of any representation, warranty or covenant in this Agreement or any Ancillary Agreement or any other liability to the extent such liability arises out actions or omission of any employee of Seller or any of its Affiliates, including CarboGen Amcis, taken or omitted to be taken at the instruction or request of the Buyer and Buyer shall indemnify, hold harmless against and reimburse Seller for all Damages incurred by the Seller as a result of any such actions or omissions.

         18. SECTION 5.4(b). Section 5.4(b) is hereby amended and restated in
             --------------
its entirety to read as follows:


                           (b) Immediately prior to the Closing, CarboGen
                  Amcis shall transfer

                  (through a dividend or by other means) to the Seller or one or more of its Affiliates (other than CarboGen Amcis), an amount (the "Cash Dividend Amount") equal to (i) the amount
                               --------------------
                  of cash or cash equivalents of the Swiss Companies at the Effective Time (the "Effective Time Cash Balance"), PLUS
                                       ---------------------------
                  (ii) $1,215,268, which represents all amounts (including principal, interest and other charges, if any) that would have been payable to CarboGen Amcis by the Seller or any of its Affiliates (other than CarboGen Amcis) in satisfaction of any debt or other obligation of the Seller or any of its Affiliates (other than CarboGen Amcis) to CarboGen Amcis pursuant to Section 5.4(a) had such amounts been paid immediately prior to the Effective Time, MINUS (iii) $4,486,588, which represents all amounts (including principal, interest and other charges, if any) that would have been payable by CarboGen Amcis to its Affiliates in satisfaction of any debt or any other obligation of CarboGen Amcis to its Affiliates pursuant to Section 5.4(a) had such amounts been paid immediately prior to the Effective Time, PLUS (iv) the Additional Dividend Amount.

         19. SECTION 5.4(c). Section 5.4(c) of the Purchase Agreement is
             --------------
hereby amended and restated in its entirety to read as follows:

                                    (c) On or prior to the Closing the Seller
                  shall satisfy in full or otherwise discharge all Third-Party Debt (other than (i) that certain Loan Agreement dated October 29, 2001 between Amcis (as predecessor in interest to CarboGen Amcis) and Credit Suisse (as amended by that certain letter from Credit Suisse dated October 18, 2004, the "CS Loan Agreement"), (ii) that certain Letter of
                       -----------------
                  Indemnity, No. 0445-20465, in the amount of CHF 17,000 issued by Amcis to Credit Suisse, and the related Bank Guarantee, (iii) that certain Bank Guarantee Nr. 0446-20631 issued by Credit Suisse in favor of Flint AG in the amount of CHF 1,500,000.--, (iv) that certain Letter of Indemnity No. 0446-20631 dated July 19, 2001 by Amcis for the benefit of the Credit Suisse in the amount of CHF 1,500,000.-- made in connection with the Bank Guarantee by Credit Suisse in favor of Flint AG, each as amended, restated and otherwise modified from time to time in accordance therewith).

         20. SECTION 5.9. Section 5.9 of the Purchase Agreement is hereby
             -----------
amended by adding the following language at the end of such section:

                  In all events, the Buyer shall provide to the Seller a release, in form and substance reasonably satisfactory to the Seller, releasing SOI from its obligations under that certain CS Guarantee (the "Release"), no later than
                                             -------
                  September 30, 2006. In no event shall SOI or any of its Affiliates have any liability to the Buyer with respect to the CS Guarantee and the Buyer, on its own behalf and on behalf of its Affiliates (including, after the Closing, CarboGen Amcis) hereby waives any claims against SOI and/or its Affiliates with respect to the CS Guarantee. All indemnities set forth in Section 6.3(e) are independent indemnities within the meaning of Article 111 of the Swiss Code of Obligations and such indemnities are not limited, neither in time, amount or otherwise.

                  From and after the Closing the Buyer shall ensure that no borrowings, advances or other extensions of credit (including any letters of credits and similar instruments) are made under the CS Loan Agreement until such time as the Seller receives the Release. As promptly after the Closing, but in no event later than ten (10) Business Days after the Closing, the Buyer shall enter into an amendment to the CS Loan Agreement with Credit Suisse, in form and substance satisfactory to the Seller, to reflect that: (i) the aggregate commitment amount under the CS Loan Agreement shall be reduced to CHF 1,517,000.--., (ii) no further borrowings, advances or other extensions of credit (including any letters of credits and similar instruments) shall be permitted pursuant to the CS Loan Agreement until the Seller shall have received the Release, (iii) no further amendments or modifications to the CS Loan Agreement shall be permitted without written consent of SOI or Seller until and unless the Seller shall have received the Release, and
                  (iv) SOI and the Seller shall be third party beneficiaries of such amendment. The Buyer shall deliver an original of such amendment to the Seller within than ten (10) Business Days after the Closing.

         21. SECTION 5.11(a)(i). The last sentence of Section 5.11(a)(i) of
             ------------------
the Purchase Agreement is hereby amended and restated in its entirety to reads as follows:

                  For purposes of this Agreement, a "Transferred Employee
                                                     --------------------
                  means (x) all Swiss Business Employees and European Business Employees, in each case except for the Specified Employees,
                  (y) all U.S. Business Employees and UK Specified Employees who accept the offer of employment from the Buyer or one of its Affiliates pursuant to Section 5.11(a)(iv) and (v) and actually commence active employment with the Buyer or its Affiliate on or after the Closing Date and (z) the ****** Specified Employee.

         22. SECTION 5.11(a)(ii). Section 5.11(a)(ii) of the Purchase
             -------------------
Agreement is hereby amended and restated in its entirety to read as follows:

                                    (ii) Swiss Business Employees. All Swiss
                                         ------------------------
                  Business Employees shall remain employed by the Swiss Companies immediately following the Closing.

         23. SECTION 5.11(a)(iv). Section 5.11(a)(iv) of the Purchase
             -------------------
Agreement is hereby amended and restated in its entirety as follows:

                                    (iv) The Seller shall, or shall cause one
                  of its Affiliates to, terminate the Specified Employment Agreements with the UK Specified Employees (or obtain resignation of the UK Specified Employees) immediately prior to Closing; provided that the UK Specified Employees shall
                              --------
                  have accepted offers of employment from the Buyer and its Affiliates at the latest immediately prior to Closing with terms of employment specified on Schedule 5.11(a)(iv) of the
                                                   --------------------
                  Disclosure Schedule or on such other terms to which such Specified Employees may agree. Immediately after the Closing the Buyer shall cause CarboGen Amcis to ratify an amendment to the Specified Employment

                  Agreement with the ***** Specified Employee entered into on or about August 11, 2006.

         24. SECTION 5.11(a)(vi). The proviso in the last sentence of Section
             -------------------
5.11(a)(vi) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows and the following additional sentence is hereby added to at the end of such Section 5.11(a)(vi):

                  provided, however that (i) the Buyer shall in all events be
                  --------  -------
                  solely responsible for any severance-type payments (whether under the Specified Employment Agreements or otherwise) with respect to any Specified Employee and (ii) subject to the next sentence of this Section 5.11(a)(vi), the Buyer shall cause CarboGen Amcis to pay the Social Security Contributions to be paid in connection with the payments to the ****** Specified Employee of the ****** (as described in
                  Section 5 of the ****** Specified Employee Agreement as in effect prior to Closing) and the amount of the ****** described in Section 6 of such agreement (the "Social
                                                                 ------
                  Security Payment"). After the Buyer provides evidence of
                  ----------------
                  the payment of such Social Security Contributions reasonably satisfactory to the Seller, the Seller shall promptly reimburse the Buyer for the amount so paid.

         25. SECTION 5.11(h). Section 5.11 of the Purchase Agreement is hereby
             ---------------
amended by adding the new Section 5.11(h):

                                    (h) Initial Wage Payment. Notwithstanding
                                        --------------------
                  any provision to the contrary in this Section 5.11, on or prior to August 31, 2006, the Seller shall pay, or shall cause to be paid, to Transferred Employees (other than Swiss Business Employees) all wages, compensation and other benefits due and payable to such Transferred Employees by Seller and its Affiliates or the Buyer and its Affiliates with respect to the period from August 1, 2006 until August 31, 2006, which amount shall in no event exceed $150,000 in the aggregate; provided, that the Buyer shall have reimbursed the Seller and its Affiliates therefore in full as set forth in Section 2.4(f).

         26. SECTION 5.12. Section 5.12 of the Purchase Agreement is hereby
             ------------
amended by adding the following new sentence at the end of Section 5.12:

                  Notwithstanding the foregoing, the Australian Contracts that are Transferred Assets shall be sold, transferred and assigned to CarboGen Amcis prior to the Closing and CarboGen Amcis shall assume and shall agree to pay, perform and discharge all Assumed Liabilities with respect to such Transferred Assets. From and after the Closing the Buyer shall cause CarboGen Amcis to pay, perform and discharge such Assumed Liabilities.

         27. SECTION 5.16. The Purchase Agreement is hereby amended by adding
             ------------
the following new Section 5.16 after Section 5.15 of the Purchase Agreement:

                           Section 5.16 Directors' Release. As soon as
                                        ------------------
                  practicable after the Closing the Buyer shall cause the shareholders of CarboGen Amcis to hold a shareholders meeting and approve a resolution granting each of the directors of CarboGen


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

                  Amcis, who resigned in connection with the transactions contemplated by this Agreement, a full release and discharge with respect to such director's activities during the current fiscal year.

         28. SECTION 6.2(c). Section 6.2(c) of the Purchase Agreement is
             --------------
hereby amended and restated in its entirety to read as follows:

                           (c) (i) with respect to any Assumed Contract that
                  is not an employment agreement, any breach of such Assumed Contracts by the Seller or any of its Affiliates prior to the Effective Time, and (ii) with respect to any Assumed Contract that is an employment agreement, any Liabilities with respect to such Assumed Contracts specifically retained by the Seller pursuant to Section 5.11 and not required to be indemnified by the Buyer pursuant to Section 6.3; or

         29. SECTION 6.3. Section 6.3 of the Purchase Agreement is hereby
             -----------
amended by (i) deleting "or" at the end of Section 6.3(c), (ii) amending and restating Section 6.3(d) as follows and (iii) adding the following new Sections 6.3(e), 6.3(f) and 6.3(g):

                           (d) any Action against the Seller or any of its
                  Affiliates arising out of, or in connection with, (i) the termination of any Specified Employment Agreement by any Affiliate of the Seller or (ii) the amendment to the Specified Employment Agreement with the ****** Specified Employee that is effective as of the Closing (including any Action arising out of, or in connection with, the resignation or termination of any Specified Employee or amendment to the Specified Employment Agreement of the ****** Specified Employee, in each case in connection with the transactions contemplated by this Agreement) (other than in all cases with respect to amount payable by the Seller as set forth in the last sentence of Section 5.11(a)(vi) to the extent payable by the Seller thereunder);

                           (e) that certain guarantee dated as of October 10,
                  2001, issued by SOI for the benefit of Credit Suisse in connection with the CS Loan Agreement;

                           (f) any event or occurrence, liability or claim of
                  any Person against the Seller or any of its Affiliates with respect to the Shares, the Transferred Employees, the Transferred Assets or the US Business with respect to the Interim Period, including the following:

                                            (i) any Damages with respect to
                                    Employees that are incurred with respect to the Interim Period,

                                            (ii) all Reimbursement Costs to
                                    the extent Seller and its Affiliates
                                    (other than CarboGen Amcis) have not been reimbursed by the Buyer or its Affiliates; and

                                            (iii) any other cost or expense or
                                    liability arising out of or relating to
                                    the Shares, the Business, the Transferred
                                    Assets or the U.S. Business during the
                                    Interim Period.


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

         30. SECTION 7.3(a). Section 7.3(a) is hereby amended by deleting the
             --------------
words "both when made and as of the Closing Date, or in the case" and replacing such words with the words "both when made and as of the Effective Time (except in the case of the representations and warranties set forth in Sections 3.1 through 3.6, 3.12, 3.15, 3.16 and 3.20(a) and (c) (the "Closing
                                                                     -------
Time Representations")) and as of the Closing Time in the case of the Closing
--------------------
Time Representations), provided that in the case".

         31. SECTION 9.1. Section 9.1 of the Purchase Agreement is hereby
             -----------
amended by adding the following sentence at the end of such Section 9.1:

                  Notwithstanding the foregoing, in the event that the Buyer requests the Seller to file or register any of the assignment agreements with respect to any trademarks or patents with any applicable Governmental Authority, the Buyer shall reimburse the Seller for its out-of-pocket costs and expenses associated therewith.

         32. SCHEDULE 1.3. Schedule 1.3 of the Disclosure Schedules is hereby
             ------------
amended and restated in its entirety in the form of Exhibit A hereto.

         33. SCHEDULE 1.5. The Purchase Agreement is hereby amended by adding
             ------------
after Schedule 1.4 of the Disclosure Schedule a new Schedule 1.5 of the Disclosure Schedule in the form of Exhibit B hereto.
                                   ---------

         34. CLOSING. The parties hereto hereby agree that notwithstanding any
             -------
provision to the contrary in Section 2.5 of the Purchase Agreement, the Closing shall occur on August 22, 2006.

         35. DISHMAN NAME. The Buyer hereby represents and warrants that
             ------------
"Dishman Pharmaceuticals & Chemicals Ltd" and "Dishman Pharmaceuticals and Chemicals Ltd." are Dishman Pharmaceuticals and Chemicals Limited and the Purchase Agreement and all other documents executed and delivered by any of the aforementioned entities shall be deemed executed and delivered by Dishman Pharmaceuticals and Chemicals Limited and shall represent a valid, binding and enforceable obligation of Dishman Pharmaceuticals and Chemicals Limited.

         36. ASSIGNMENT. The Buyer acknowledges that it has assigned its
             ----------
rights to purchase the Shares to Dishman Pharma Solutions AG and to purchase Transferred Assets by Dishman Pharma Solutions AG, Dishman Europe Limited and Dishman Holland B.V. as set forth in the Bills of Sale and Assignment and Assumption Agreements executed and delivered by such Affiliates of the Buyer as the date hereof.

         37. SOCIAL SECURITY PAYMENT. In the event the parties hereto agree on
             -----------------------
a mutually acceptable alternative with respect to Social Security Payment described in paragraph 24 above, to the extent necessary the parties hereto shall enter into an amendment to the Purchase Agreement to reflect such alternative.

         38. EFFECTIVENESS; EFFECT ON PURCHASE AGREEMENT.
             -------------------------------------------

                                    (a) This Amendment shall become effective
                  upon execution and delivery hereof of all parties hereto.


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

                                    (b) On and after the date hereof, each
                  reference in the Purchase Agreement to "this Agreement", "herein", "hereof" or words of similar import shall mean and be a reference to the Purchase Agreement as amended hereby.

                                    (c) Except as specifically amended by this
                  Amendment, the Purchase Agreement shall remain in full force and effect and the Purchase Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

         39. GOVERNING LAW. This Amendment and all disputes or controversies
             -------------
arising out of or relating to this Amendment or the transactions contemplated hereby or thereby shall be governed by, and construed in accordance with, the Laws of Switzerland.

         40. COUNTERPARTS. This Amendment may be executed in two or more
             ------------
counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

         41. FACSIMILE SIGNATURE. This Amendment may be executed by facsimile
             -------------------
signature and a facsimile signature shall constitute an original for all purposes.

         42. HEADINGS. The descriptive headings contained in this Amendment
             --------
are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.


                           [Signature Pages Follow]

         IN WITNESS WHEREOF, the Seller and the Buyer have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.





                                             SOLUTIA EUROPE S.A./N.V.


                                             By: /s/    Kristel Deroover
                                                 -------------------------------
                                                 Name:  Kristel Deroover
                                                 Title: Proxyholder

                                            DISHMAN PHARMACEUTICALS AND
                                            CHEMICALS LIMITED


                                            By: /s/    J.R. Vyas
                                                -------------------------------
                                                Name:  J.R. Vyas
                                                Title: Managing Director